Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.4752%



        Excess Protection Level
          3 Month Average   7.42%
          March, 2001   7.99%
          February, 2001   7.40%
          January, 2001   6.85%


        Cash Yield                                  20.67%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.84%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $ 56,622,749,044.91


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,172,058,483.42